UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2010

Cole Credit Property Trust III, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53960	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Credit Property Trust III, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on July 9, 2010 to provide the required financial information relating to our acquisition of an office building located in Bellevue, WA (the “Property”) as described in such Current Report.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of the Property Acquired.

 (b) Pro Forma Financial Information.

 (c) Shell Company Transactions.

None.

(d) Exhibits.

None.

Overview

On July 9, 2010, we acquired an approximately 583,000 square foot office building located in Bellevue, WA (the “MT Bellevue WA Property”).  The MT Bellevue WA Property was constructed in 2008 and is 99.6% leased, of which approximately 96.3% is subject to a net lease with Microsoft Corporation.

The purchase price of the MT Bellevue WA Property was $310.0 million, exclusive of closing costs.  The acquisition was funded by net proceeds from the Company’s ongoing public offering.

After reasonable inquiry, we are not aware of any material factors relating to the MT Bellevue WA Property that would cause the reported financial information not to be necessarily indicative of future operating results.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Cole Credit Property Trust III, Inc.
Phoenix, Arizona

We have audited the accompanying Statement of Revenues and Certain Operating Expenses (the "Historical Summary") of the MT Bellevue WA Property (the “Property”) for the six months ended June 30, 2010 and the year ended December 31, 2009.  The Historical Summary is the responsibility of Cole Credit Property Trust III, Inc.’s management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting as it relates to the Historical Summary.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Cole Credit Property Trust III, Inc.) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the six months ended June 30, 2010 and the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Phoenix, Arizona
September 17, 2010

MT BELLEVUE WA PROPERTY
  STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Revenues:
Rental and parking revenues	$10,713,153	$16,965,471
Reimbursement revenue	2,059,210	2,507,377
Total revenues	12,772,363	19,472,848

Certain operating expenses:
Utilities	890,048	1,058,540
Real estate taxes	867,532	763,206
Other expenses	377,740	503,112
Total certain operating expenses	2,135,320	2,324,858
Revenues in excess of certain operating expenses	$10,637,043	$17,147,990

See accompanying notes to statement of revenues and certain operating expenses.

MT BELLEVUE WA PROPERTY
  NOTES TO THE STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2010 and
For the Year ended December 31, 2009

1.	Basis of Presentation

On July 9, 2010, Cole Credit Property Trust III, Inc. (the “Company”) acquired a multi-tenant office building containing approximately 583,000 square feet of rentable space located in Bellevue, Washington (the “MT Bellevue WA Property”).  Approximately 99.6% of the rentable square feet of the MT Bellevue WA Property is leased, of which approximately 96.3% is subject to a net lease with Microsoft Corporation (“Microsoft”).

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summary includes the historical revenues and certain operating expenses of the MT Bellevue WA Property, exclusive of items which may not be comparable to the operations of the MT Bellevue WA Property subsequent to its acquisition by the Company.  Material amounts that would not be directly attributable to future operating results of the MT Bellevue WA Property are excluded, and the financial statements are not intended to be a complete presentation of the MT Bellevue WA Property’s revenues and expenses.  Items excluded consist primarily of management fees, landlord expenses and depreciation.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through September 17, 2010 the date the financial statements were issued.

2.	Significant Accounting Policies

Revenue Recognition

The leases are accounted for as operating leases and minimum rental income is recognized on a straight-line basis over the remaining term of the respective leases.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires the Company’s management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period.  Actual results could differ from those estimates.

3.	Leases

The leases have initial terms of 10 – 15 years (expiring between 2018 and 2024) and provide for minimum rentals.  In addition, certain leases provide for fixed increases in rent .  Revenues are recognized on a straight-line basis over the terms of the respective leases.

The aggregate annual minimum future rental payments on the non-cancelable operating leases in effect as of December 31, 2009 are as follows:

Year Ending December 31:
2010	$7,288,485
2011	19,900,916
2012	20,405,650
2013	20,928,862
2014	21,466,337
Thereafter	230,740,423
Total	$320,730,673

The minimum future rental payments represent the base rent required to be paid under the terms of the respective leases exclusive of future minimum lease payments for renewal options.

MT BELLEVUE WA PROPERTY
  NOTES TO THE STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES – (Continued)
For the Six Months Ended June 30, 2010 and
For the Year ended December 31, 2009

4.	Tenant Concentration

For the six months ended June 30, 2010 and the year ended December 31, 2009, Microsoft accounted for 98% of the annual rental income for the MT Bellevue WA Property.  If the tenant were to default on their lease, future revenue of the MT Bellevue WA Property would be materially and adversely impacted.

5.	Commitments and Contingencies

Litigation

The MT Bellevue WA Property may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on the MT Bellevue WA Property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the MT Bellevue WA Property may be potentially liable for costs and damages related to environmental matters.  The MT Bellevue WA Property has not been notified by any governmental authority of any non-compliance, liability, or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the MT Bellevue WA Property’s results of operations.

Cole Credit Property Trust III, Inc.
Pro Forma Consolidated Balance Sheet
As of June 30, 2010
(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired the MT Bellevue WA Property on June 30, 2010.

This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company's historical financial statements and notes thereto for the quarter ended June 30, 2010, as filed in our Quarterly Report on Form 10-Q filed on August 13, 2010. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above transaction on June 30, 2010, nor does it purport to represent its future financial position. This Pro Forma Consolidated Balance Sheet only includes the MT Bellevue WA Property which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X (dollar amounts in thousands).

	June 30, 2010, As Reported	Acquisition Pro Forma Adjustments		Pro Forma June 30, 2010
	(a)
ASSETS
Investment in real estate assets:
Land	$389,592	$32,430	(b)	$422,022
Buildings and improvements	781,411	221,669	(b)	1,003,080
Acquired intangible lease assets	202,925	52,277	(b)	255,202
Total investment in real estate assets, net	1,373,928	306,376		1,680,304
Investment in mortgage notes receivable	63,447	—		63,447
Total investment in real estate and mortgage assets, net	1,437,375	306,376		1,743,751
Cash and cash equivalents	430,149	(313,282	) (b) (c)	116,867
Restricted cash	12,082	—		12,082
Investment in unconsolidated joint venture	15,610	—		15,610
Rents and tenant receivables	6,837	—		6,837
Mortgage loan deposits, derivative and other assets	6,004	—		6,004
Deferred financing costs	12,650	—		12,650
Total assets	$1,920,707	$(6,906)		$1,913,801

LIABILITIES AND STOCKHOLDERS’ EQUITY
Notes payable	$359,647	$—		$359,647
Accounts payable and accrued expenses	5,099	—		5,099
Escrowed investor proceeds	1,359	—		1,359
Due to affiliates	729	—		729
Acquired below market lease intangibles	30,016	—		30,016
Distributions payable	9,785	—		9,785
Deferred rent, derivative and other liabilities	7,318	—		7,318
Total liabilities	413,953	—		413,953
Commitments and contingencies
Redeemable common stock	32,034	—		32,034
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—		—
Common stock, $0.01 par value; 490,000,000 shares authorized, 176,907,649 shares issued and outstanding	1,769	—		1,769
Capital in excess of par value	1,557,207	—		1,557,207
Accumulated distributions in excess of earnings	(82,884)	(6,906	) (c)	(89,790)
Accumulated other comprehensive loss	(1,372)	—		(1,372)
Total stockholders’ equity	1,474,720	(6,906)		1,467,814
Total liabilities and stockholders’ equity	$1,920,707	$(6,906)		$1,913,801

See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

Cole Credit Property Trust III, Inc.
Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2010
(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the MT Bellevue WA Property on January 1, 2009.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company's historical financial statements and notes thereto for the quarter ended June 30, 2010, as filed in our Quarterly Report on Form 10-Q filed on August 13, 2010. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transaction on January 1, 2009, nor does it purport to represent its future operations. This Pro Forma Consolidated Statement of Operations only includes the MT Bellevue WA Property which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X (dollar amounts in thousands, except share and per share amounts).

	For the Six Months Ended June 30, 2010 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Six Months Ended June 30, 2010
	(a)
Revenues:
Rental and other property income	$40,933	$10,252	(b)	$51,185
Tenant reimbursement income	2,362	2,059	(c)	4,421
Interest income on mortgage notes receivable	900	—		900
Total revenue	44,195	12,311		56,506

Expenses:
General and administrative expenses	2,656	13	(d)	2,669
Property operating expenses	2,539	2,135	(e)	4,674
Property and asset management expenses	3,921	1,022	(f)	4,943
Acquisition related expenses	17,929	—		17,929
Depreciation	7,281	3,364	(g)	10,645
Amortization	4,592	807	(g)	5,399
Total operating expenses	38,918	7,341		46,259
Operating income	5,277	4,970		10,247

Other expense:
Interest and other income	769	—		769
Equity in loss of unconsolidated joint venture	(516)	—		(516)
Interest expense	(7,297)	—		(7,297)
Total other expense	(7,044)	—		(7,044)
Net (loss) income	$(1,767)	$4,970		$3,203

Weighted average number of common shares outstanding:
Basic and diluted	134,685,676	34,407,720	(h)	169,093,396

Net (loss) income per common share:
Basic and diluted	$(0.01)			$0.02

See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

Cole Credit Property Trust III, Inc.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2009
(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the MT Bellevue WA Property on January 1, 2009.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company's historical financial statements and notes thereto for the year ended December 31, 2009, as filed in our Annual Report on Form 10-K filed on March 29, 2010. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transaction on January 1, 2009, nor does it purport to represent its future operations. This Pro Forma Consolidated Statement of Operations only includes the MT Bellevue WA Property which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X (dollar amounts in thousands, except share and per share amounts).

	For the Year Ended December 31, 2009 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Year Ended December 31, 2009
	(a)
Revenues:
Rental and other property income	$22,600	$16,043	(b)	$38,643
Tenant reimbursement income	404	2,507	(c)	2,911
Total revenue	23,004	18,550		41,554

Expenses:
General and administrative expenses	2,161	32	(d)	2,193
Property operating expenses	595	2,325	(e)	2,920
Property and asset management expenses	1,993	1,922	(f)	3,915
Acquisition related expenses	18,564	—		18,564
Depreciation	3,178	6,728	(g)	9,906
Amortization	2,296	1,615	(g)	3,911
Total operating expenses	28,787	12,622		41,409
Operating (loss) income	(5,783)	5,928		145

Other expense:
Interest and other income	500	—		500
Interest expense	(2,538)	—		(2,538)
Total other expense	(2,038)	—		(2,038)
Net (loss) income	$(7,821)	$5,928		$(1,893)

Weighted average number of common shares outstanding:
Basic and diluted	40,060,709	34,407,720	(h)	74,468,429

Net loss per common share:
Basic and diluted	$(0.20)			$(0.03)

See accompanying Notes to Pro Forma Consolidated Financial Statements (Unaudited).

Cole Credit Property Trust III, Inc.
Notes to Pro Forma Consolidated Financial Statements – (Continued)
 (Unaudited)

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2010

a.	Reflects the Company’s historical balance sheet as of June 30, 2010.

b.
Reflects the preliminary purchase price allocations incurred related to the MT Bellevue WA Property acquisition completed subsequent to June 30, 2010.  The purchase price of $310.0 million was offset by a $3.6 million credit received at closing to arrive at the preliminary purchase price allocation herein and was funded by net proceeds from the Company’s ongoing public offering. The purchase price allocation is preliminary and is subject to change.

c.
Represents costs incurred to complete the acquisition, including title, legal, accounting and other related costs, as well as the acquisition fee of $6.2 million, or 2.0% of the respective purchase price, that was paid to our Advisor and its affiliates. Adjustment reflects the expensing of acquisition-related costs as required under GAAP.

Notes to Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2010

a.	Reflects the Company’s historical results of operations for the six months ended June 30, 2010.

b.
Represents the straight line rental revenues in accordance with the respective lease agreements, historical parking revenue and amortization of above market lease intangible assets for the MT Bellevue WA Property.

c.	Reflects management’s estimate of the tenant reimbursement income for the MT Bellevue WA Property based on historical results of the MT Bellevue WA Property.

d.	Reflects management’s estimate of the general and administrative expenses for the MT Bellevue WA Property based on the Company’s historical results.

e.	Reflects management’s estimate of the property operating expenses for the MT Bellevue WA Property based on based on historical results of the MT Bellevue WA Property.

f.
Reflects the annualized asset management fee of $767,000, which is equal to 0.50% (a monthly rate of 0.0417%) of the aggregate asset value of the MT Bellevue WA Property and is payable to our Advisor, as well as the property management fee, of $255,000, which is equal to 2% of gross revenues of the MT Bellevue WA Property and is payable to an affiliate of our Advisor.

g.
Represents depreciation and amortization expense for the MT Bellevue WA Property. Depreciation and amortization expense are based on the Company’s preliminary purchase price allocation. All assets are depreciated on a straight line basis. The estimated useful lives of our assets by class are generally as follows:

	Building	40 years
	Tenant improvements	Lesser of useful life or lease term
	Intangible lease assets	Lesser of useful life or lease term

h.
Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the MT Bellevue WA Property, as the Company had insufficient capital at January 1, 2009 to acquire the MT Bellevue WA Property which is included in the pro forma results of operations.  The calculation assumes the common shares were issued on January 1, 2009.

Cole Credit Property Trust III, Inc.
Notes to Pro Forma Consolidated Financial Statements – (Continued)
 (Unaudited)

Notes to Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2009

a.	Reflects the Company’s historical results of operations for the year ended December 31, 2009.

b.
Represents the straight line rental revenues in accordance with the respective lease agreements, historical parking revenue and amortization of above market lease intangible assets for the MT Bellevue WA Property.

c.	Reflects management’s estimate of the tenant reimbursement income for the MT Bellevue WA Property based on historical results of the MT Bellevue WA Property.

d.	Reflects management’s estimate of the general and administrative expenses for the MT Bellevue WA Property based on the Company’s historical results.

e.	Reflects management’s estimate of the property operating expenses for the MT Bellevue WA Property based on based on historical results of the MT Bellevue WA Property.

f.
Reflects the annualized asset management fee of $1.5 million, which is equal to 0.50% (a monthly rate of 0.0417%) of the aggregate asset value of the MT Bellevue WA Property and is payable to our Advisor, as well as the property management fee, of $389,000, which is equal to 2% of gross revenues of the MT Bellevue WA Property and is payable to an affiliate of our Advisor.

g.
Represents depreciation and amortization expense for the MT Bellevue WA Property. Depreciation and amortization expense are based on the Company’s preliminary purchase price allocation. All assets are depreciated on a straight line basis. The estimated useful lives of our assets by class are generally as follows:

	Building	40 years
	Tenant improvements	Lesser of useful life or lease term
	Intangible lease assets	Lesser of useful life or lease term

h.
Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the MT Bellevue WA Property, as the Company had insufficient capital at January 1, 2009 to acquire the MT Bellevue WA Property which is included in the pro forma results of operations.  The calculation assumes the common shares were issued on January 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 17, 2010	COLE CREDIT PROPERTY TRUST III, INC.
	By:	/s/ D. Kirk McAllaster, Jr.
	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary